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                          INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Registration Statement of Sargent, Inc., on Form S-8 our report dated September 14, 1995, appearing in the Annual Report on Form 10-KSB of Sargent, Inc. for the year ended July 31, 1995.



                         /s/ Ehrhardt Keefe Steiner & Hottman PC
                         ----------------------------------------
                             Ehrhardt Keefe Steiner & Hottman PC



June 12, 1996
Denver, Colorado